================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2005

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                   0-10783            75-1590407
  -------------------------------     ------------     -------------------
  (State or other jurisdiction of     (Commission         (IRS Employer
          incorporation)              File Number)     Identification No.)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2005 (the "Form 8-K Report"), reporting the appointment of Douglas P. Boyd, Ph.D. to the Board of Directors of BSD Medical Corporation. The Form 8-K Report is hereby amended to restate such item as set forth herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 11, 2005, the Board of Directors (the "Board") of BSD Medical Corporation (the "Company") elected Douglas P. Boyd, Ph.D. to the Board to serve until the next annual meeting of shareholders. The Board has not yet determined which Board committee or committees Dr. Boyd will join. There is no arrangement or understanding between Dr. Boyd and any other individual pursuant to which Dr. Boyd was selected as a director, and there are no related party transactions between the Company and Dr. Boyd reportable under Item 404(a) of Regulation S-B.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2005

                                                     BSD MEDICAL CORPORATION

                                                     By:    Hyrum A. Mead
                                                            --------------
                                                     Name:  Hyrum A. Mead
                                                     Title: President

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press Release of BSD Medical Corporation dated May 16, 2005.